Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual Report of Meso Numismatics, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “Report”), I, David Christensen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

By:	/s/ David Christensen
Name:	David Christensen
Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)
Date:	April 14, 2023

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.